UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 1, 2024 (September 30, 2024)
ModivCare Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, 12th Floor
Denver,	Colorado	80237
(Address of principal executive offices)		(Zip Code)

(303) 728-7012
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	MODV	The NASDAQ Global Select Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into a Material Definitive Agreement.

On September 30, 2024, ModivCare Inc. (the “Company”) entered into an Amendment No. 4 (the “Fourth Amendment”) to its Credit Agreement, dated as of February 3, 2022 (as amended by Amendment No. 1, dated as of June 26, 2023, Amendment No. 2, dated as of February 22, 2024, Amendment No. 3, dated as of July 1, 2024, and as further amended by the Fourth Amendment, the “Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), swing line lender and an issuing bank, Wells Fargo Bank, National Association, as an issuing bank, Truist Bank and Wells Fargo Bank, National Association, as co-syndication agents, Deutsche Bank AG New York Branch, Bank of America, N.A., Regions Bank, Bank of Montreal and Capital One, National Association, as co-documentation agents, and JPMorgan Chase Bank, N.A., Truist Securities, Inc. and Wells Fargo Securities, LLC, as joint bookrunners and joint lead arrangers, and the other lenders party thereto.

Pursuant to the Fourth Amendment, the Credit Agreement was amended by increasing the permitted maximum total net leverage ratio under Section 6.12 of the Credit Agreement, through the fiscal quarter ended September 30, 2024 (the “Relief Period”), to 6.50 to 1:00, compared to 5.25 to 1:00 as in effect prior to the Fourth Amendment. For the duration of the Relief Period and the period beginning on September 30, 2024 and ending on the date the Company has delivered to the Administrative Agent the financial statements and compliance certificate required under the Credit Agreement, in each case in respect of the fiscal year ending December 31, 2024 (the “Restricted Period”), the Company will be subject to an increase of 25 basis points in the interest rate margin under the Credit Agreement. In addition, for the fiscal quarter ended September 30, 2024, the Company was subject to a reduced minimum interest coverage ratio under the Credit Agreement of 2.00 to 1.00, compared to 2.75 to 1.00 as in effect for the duration of the Covenant Relief Period (as defined in the Credit Agreement) prior to the Fourth Amendment. Other additional modifications were made to the covenants and other provisions of the Credit Agreement as reflected in the exhibit referenced below.

The foregoing description of the Fourth Amendment to the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment to the Credit Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 7.01    Regulation FD Disclosure.

The Company is pleased to announce that it has successfully collected all of the approximately $60 million in contract receivables that were previously reported as delayed (per the Current Report on Form 8-K filed on September 16, 2024). These collections are in addition to normal course collections.

In addition to today's announced Fourth Amendment, the Company will continue discussions with its bank group on a collaborative long-term relief amendment, anticipated to be finalized in the near term, intended to support ongoing compliance with its financial covenants.

The information in this Item 7.01 of this Current Report on Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Section 11 and Section 12(a)(2) of the Securities Act 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this report, including under Items 1.01, 2.03 and 7.01, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified generally by the use of the terms “intended”, “expected”, “will”, and “anticipates”, and similar words or expressions indicating possible future expectations, events or actions. The Company’s expectation about reaching a mutually agreeable long-term amendment to the Credit Agreement is a forward-looking statement. Forward-looking statements are based on current expectations, assumptions, estimates and projections about the Company’s business and its industry, and are not guarantees of future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein. The Company has provided additional information about the risks facing its business and the Company in its most recent annual report on Form 10-K, and in its subsequent periodic and current reports on Forms 10-Q and 8-K, filed by it with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statements were made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the periodic and current reports filed with the Securities and Exchange Commission identified above, which you should read in their entirety before making an investment decision with respect to the Company’s securities. The Company undertakes no obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise, except as required by applicable law.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment to the Credit Agreement.

99.1	Press Release dated October 1, 2024.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIVCARE INC.
Date: October 1, 2024	By:	/s/ Faisal Khan
	Name:	Faisal Khan
	Title:	Senior Vice President, General Counsel and Secretary